Exhibit 10.6

TERM NOTE

$8,000,000	Newark, New York

May 1, 2019

FOR VALUE RECEIVED, the undersigned, ULTRALIFE CORPORATION, a Delaware corporation (“Ultralife”), SOUTHWEST ELECTRONIC ENERGY CORPORATION, a Texas corporation (“Southwest”), CLB, INC., a Texas corporation (“CLB”), each other Person which may be added as a “Borrower” hereto, subsequent to the date hereof (collectively, together with Ultralife, CLB, and Southwest, the “Borrowers”, and each individually, a “Borrower”), jointly and severally promise to pay to the order of KEYBANK NATIONAL ASSOCIATION (“Lender”) at the office of KEYBANK NATIONAL ASSOCIATION, as Agent, 726 Exchange Street, Suite 900, Buffalo, NY 14210, the principal sum of

EIGHT MILLION AND 00/100	DOLLARS

in lawful money of the United States of America at such times, in such amounts and in such manner as provided in Section 2.1B of the Credit Agreement or such earlier time as a prepayment is required pursuant to the Credit Agreement. As used herein, “Credit Agreement” means the Credit and Security Agreement dated as of even date herewith, among Borrowers, certain other Credit Parties from time to time party thereto, the lenders named therein and KeyBank National Association, as Agent, as the same may from time to time be amended, restated or otherwise modified. Capitalized terms used herein shall have the meanings ascribed to them in the Credit Agreement.

Borrowers also promise to pay interest on the unpaid principal amount of the Term Loan from time to time outstanding, from the date of the Term Loan until the payment in full thereof, at the rates per annum which shall be determined in accordance with the provisions of Section 2.1B of the Credit Agreement. Such interest shall be payable on each date provided for in such Section 2.1B; provided, however, that interest on any principal portion which is not paid when due shall be payable on demand.

The portions of the principal sum hereof from time to time representing the Term Loan, and payments of principal of either thereof, shall be shown on the records of Lender by such method as Lender may generally employ; provided, however, that failure to make any such entry shall in no way detract from Borrowers’ obligations under this Note.

If this Note shall not be paid at maturity, whether such maturity occurs by reason of lapse of time or by operation of any provision for acceleration of maturity contained in the Credit Agreement, the principal hereof and the unpaid interest thereon shall bear interest, until paid, at a rate per annum equal to the Default Rate. All payments of principal of and interest on this Note shall be made in immediately available funds. In the event of a failure to pay interest or principal, when the same becomes due after giving effect to any applicable grace or cure period, Lender may collect and Borrowers agree to pay a late charge of an amount equal to the greater of $50 or 5% of the amount of such late payment.

This Note is one of the Term Notes referred to in the Credit Agreement. Reference is made to the Credit Agreement for a description of the right of the undersigned to anticipate payments hereof, the right of the holder hereof to declare this Note due prior to its stated maturity, and other terms and conditions upon which this Note is issued.

Except as expressly provided in the Credit Agreement, each Borrower expressly waives presentment, demand, protest and notice of any kind.

EACH OF THE UNDERSIGNED WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG BORROWERS, AGENT AND THE LENDERS, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS NOTE, THE CREDIT AND SECURITY AGREEMENT OR ANY OTHER NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO. THIS WAIVER SHALL NOT IN ANY WAY AFFECT, WAIVE, LIMIT, AMEND OR MODIFY AGENT’S OR ANY LENDER’S ABILITY TO PURSUE REMEDIES PURSUANT TO ANY PROVISION CONTAINED IN ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT AMONG BORROWERS, AGENT AND THE LENDERS, OR ANY THEREOF.

[The remainder of this page is intentionally left blank.]

           IN WITNESS WHEREOF, the undersigned have executed this Term Note as of the date and year first written above.

ULTRALIFE CORPORATION

By:	/s/ Philip A. Fain
Print Name: Philip A. Fain Title: Chief Financial Officer and Treasurer

SOUTHWEST ELECTRONIC ENERGY CORPORATION

By:	/s/ Linda S. Saunders
Print Name: Linda S. Saunders Title: Vice President of Finance

CLB, INC.

By:	/s/ Linda S. Saunders
Print Name: Linda S. Saunders Title: Vice President of Finance

[Signature Page to Term Note (KeyBank/Ultralife)]

TERM NOTE RE FIRST AMENDMENT– KEY/ ULTRALIFE